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                                                                    EXHIBIT 21.1

                                SUPERVALU INC.
                                 Subsidiaries

                            As of  April  23, 2001
 (All are Subsidiary Corporations 100% Owned Directly or Indirectly, Except as
                                    Noted)

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
                                                                                           PERCENTAGE OF VOTING
                                                      JURISDICTION                          SECURITIES OWNED BY
                                                     OF ORGANIZATION                          IMMEDIATE PARENT
                                                     ---------------                          ----------------
SUPERVALU INC.
 Blaine North 1996 L.L.C.                            Delaware Limited Liability Company               70%
 Bloomington 1998 L.L.C.                             Minnesota Limited Liability Company              40%
 Burnsville 1998 L.L.C.                              Minnesota Limited Liability Company            77.5%
 Diamond Lake 1994 L.L.C.                            Delaware Limited Liability Company               25%
 Forest Lake 2000 L.L.C.                             Delaware Limited Liability Company               65%
 Fridley 1998 L.L.C.                                 Minnesota Limited Liability Company            74.5%
 J. M. Jones Equipment Company                       Delaware                                        100%
 Keltsch Bros., Inc.                                 Indiana                                         100%
 Maplewood East 1996 L.L.C.                          Delaware Limited Liability Company               70%
 Max Club, Inc.                                      Minnesota                                       100%
 Monticello 1998 L.L.C.                              Minnesota Limited Liability Company              90%
 NAFTA Industries Consolidated, Inc.                 Texas                                            51%
   NAFTA Industries, Ltd.                            Texas Limited Partnership                        51%
    International Data, LLC                          Indiana Limited Liability Company                50%
 NC&T Supermarkets, Inc.                             Ohio                                            100%
 Nevada Bond Investment Corp. I                      Nevada                                          100%
 Planmark Architecture of Oregon, P.C.               Oregon                                          100%
 Planmark, Inc.                                      Minnesota                                       100%
 Plymouth 1998 L.L.C.                                Minnesota Limited Liability Company            62.5%
 Preferred Products, Inc.                            Minnesota                                       100%
 Richfood Holdings, Inc.                             Delaware                                        100%
   Market Funding, Inc.                              Delaware                                        100%
   Market Transportation Services, Inc.              Delaware                                        100%
   Penn Perishables, Inc.                            Virginia                                        100%
   Retail Licensing Corporation                      Delaware                                        100%
   GV Holdings, Inc.                                 Delaware                                        100%
     Great Valu LLC                                  Virginia Limited Liability Company              100%
   Richfood, Inc.                                    Virginia                                        100%
    GWM Holdings, Inc.                               Virginia                                        100%
    MFFL, Inc.                                       Virginia                                        100%
    Market Brands, Inc.                              Delaware                                        100%
    Market Improvement Corporation                   Virginia                                        100%
    Market Insurance Agency, Inc.                    Virginia                                        100%
    Market Leasing Company                           Virginia                                        100%
    Maryland Retail Services, Inc.                   Virginia                                        100%
    Retail Funding Corporation, Inc.                 Virginia                                        100%
    Rich-Temps, Inc.                                 Virginia                                        100%
   Rotelle, Inc.                                     Pennsylvania                                    100%
     Penn Brands, Inc.                               Delaware                                        100%
     Rotelle Management, Inc.                        Pennsylvania                                    100%
     Spring House Leasing, Inc.                      Pennsylvania                                    100%
   Super Rite Foods, Inc.                            Delaware                                        100%
     FF Acquisition LLC                              Virginia Limited Liability Company              100%
     Foodarama Incorporated                          Delaware                                        100%
         Foodarama, Inc.                             Maryland                                        100%
         Foodarama Group, Inc.                       Maryland                                        100%
         Midway Markets of Delaware, Inc.            Delaware                                        100%
         Food-A-Rama G.U., Inc.                      Maryland                                        100%

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
                                                                                           PERCENTAGE OF VOTING
                                                       JURISDICTION                         SECURITIES OWNED BY
                                                     OF ORGANIZATION                          IMMEDIATE PARENT
                                                     ---------------                          ----------------
            Oxon Run, Inc.                                                                           100%
     SRF Subsidiary Corporation                      Delaware                                        100%
     Richfood Procurement LLC                        Virginia Limited Liability Company              100%
  Dart Group Corporation                             Delaware                                        100%
     Bridgeview Warehouse LLC                        Delaware Limited Liability Company              100%
     75/th/ Avenue Headquarters LLC                  Delaware Limited Liability Company              100%
     Cabot Morgan Real Estate Company                Delaware                                        100%
     Dart Group Financial Corporation                Delaware                                        100%
     Discount Books East, Inc.                       Delaware                                        100%
     Pennsy Warehouse Leasing Corporation            Delaware                                        100%
     Pennsy Drive Warehouses LLC                     Delaware                                        100%
     California Ontario Warehouse LLC                Delaware Limited Liability Company              100%
     SFW Holding Corp.                               Delaware                                        100%
        Shoppers Food Warehouse Corporation          Delaware                                        100%
           RBC Corporation                           Maryland                                        100%
           SFW DC Corp.                              District of Columbia                            100%
           SFW Investment Corporation                Delaware                                        100%
 Risk Planners Agency of Ohio, Inc.                  Ohio                                            100%
 Risk Planners of Mississippi, Inc.                  Mississippi                                     100%
 Risk Planners of Pennsylvania, Inc.                 Pennsylvania                                    100%
 Risk Planners, Inc.                                 Minnesota                                       100%
  Risk Planners of Illinois, Inc.                    Illinois                                        100%
  Risk Planners of Montana, Inc.                     Montana                                         100%
  Risk Planners of Washington, Inc.                  Washington                                      100%
 RSI-SUPERVALU, Inc.                                 Minnesota                                       100%
 Shakopee 1997 L.L.C.                                Delaware Limited Liability Company               25%
 Silver Lake 1996 L.L.C.                             Delaware Limited Liability Company               51%
 SUPERVALU Finance, Inc.                             Minnesota                                       100%
 SUPERVALU Management Corp.                          Minnesota                                       100%
 SUPERVALU Pharmacies, Inc.                          Minnesota                                       100%
 SUPERVALU Receivables, Inc.                         Delaware                                        100%
 SUPERVALU Transportation, Inc.                      Minnesota                                       100%
 SUVACO Insurance International, Ltd.                Islands of Bermuda                              100%
 Sweet Life Products Co., Inc.                       New York                                         75%
 Valu Ventures, Inc.                                 Minnesota                                       100%
 Valu Ventures 2, Inc.                               Minnesota                                       100%
  SUPERVALU Terre Haute Limited Partnership          Indiana Limited Partnership                     100%
 Western Dairy Distributors, Inc.                    Colorado                                        100%

 Supermarket Operators of America Inc.               Delaware                                        100%
  Advantage Logistics - Midwest, Inc.                Delaware                                        100%
  Advantage Logistics - Southeast, Inc.              Alabama                                         100%
  Clyde Evans Markets, Inc.                          Ohio                                            100%
  Scott's Food Stores, Inc.                          Indiana                                         100%
         SV Ventures*                                Indiana General Partnership                      50%

  SUPERVALU Holdings, Inc.                           Missouri                                        100%
      Advantage Logistics Southwest, Inc.            Arizona                                         100%
      Advantage Logistics - PA LLC                   Pennsylvania                                    100%
      Airway Redevelopment Corporation               Missouri                                        100%
      Augsburger's, Inc.                             Indiana                                         100%
      Butson's Enterprises, Inc.                     New Hampshire                                   100%

             Butson's Enterprises of
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
                                                                                           PERCENTAGE OF VOTING
                                                       JURISDICTION                         SECURITIES OWNED BY
                                                     OF ORGANIZATION                          IMMEDIATE PARENT
                                                     ---------------                          ----------------
              Massachusetts, Inc.                    Massachusettts                                  100%
          Butson's Enterprises of Vermont, Inc.      Vermont                                         100%
          Keatherly, Inc.                            New Hampshire                                   100%
          Peoples Market, Incorporated               New Hampshire                                   100%
          Violette's Supermarkets, Inc.              New Hampshire                                   100%
      East Main Development, Inc.                    Rhode Island                                    100%
      GM Distributing, Inc.                          California                                      100%
      John Alden Industries, Inc.                    Rhode Island                                    100%
      Livonia Holding Company, Inc.                  Michigan                                        100%
        Foodland Distributors                        Michigan General Partnership                     50%
      Mohr Developers, Inc.                          Missouri                                        100%
      Mohr Distributors of Litchfield, Inc.          Illinois                                        100%
      Moran Foods, Inc.                              Missouri                                        100%
         Save-A-Lot Food Stores, Inc.                Missouri                                        100%
         Lot 18 Redevelopment Corp.                  Missouri                                        100%
      Rostraver Township L.L.C.                      Pennsylvania                                     85%
         Rostraver Township                          Pennsylvania Limited Partnership                  1%
      Rostraver Township                             Pennsylvania Limited Partnership              84.15%
      Shop 'N Save Warehouse Foods, Inc.             Missouri                                        100%
         Shop `N Save St. Louis, Inc.                Missouri                                        100%
         WSI Satellite, Inc.                         Missouri                                        100%
      SUPERVALU Holdings - PA LLC                    Pennsylvania Limited Liability Company          100%
      SV Markets, Inc.                               Ohio                                            100%
      SV Ventures*                                   Indiana General Partnership                      50%
      SVH Holding, Inc.                              Delaware                                        100%
         SVH Realty, Inc.                            Delaware                                        100%
      Total Insurance Marketing Enterprises, Inc.    Pennsylvania                                    100%
      Ultra Foods, Inc.                              New Jersey                                      100%
      Verona Road Associates, Inc.                   Pennsylvania                                    100%
      WC&V Supermarkets, Inc.                        Vermont                                         100%
      Wetterau Finance Co.                           Missouri                                        100%
      Wetterau Insurance Co. Ltd.                    Bermuda                                         100%
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* SV Ventures is a general partnership between SUPERVALU Holdings, Inc. and
Scott's Food Stores, Inc. each of which holds a 50% interest. Both general partners are direct subsidiaries of Supermarket Operators of America, Inc.

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